                                                               EXH. 99.3


                ENSERCH CORPORATION AND SUBSIDIARY COMPANIES
            CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                TO REFLECT THE PURCHASE OF DALEN CORPORATION
                                 (Unaudited)

     The condensed pro forma consolidated financial statements give effect as of March 31, 1995 to the probable acquisition in early June 1995 by Enserch Exploration, Inc. (EEX), 99.2% owned by ENSERCH, of 100% of the capital stock of DALEN Corporation (DALEN) for $340 million cash and the refinancing of DALEN's $115 million of bank debt. DALEN is a wholly-owned subsidiary of PG&E Enterprises, which is 100% owned by Pacific Gas & Electric Company. The condensed pro forma consolidated financial statements for the year ended December 31, 1994 and for the three months ended March 31, 1995 have been prepared from the historical financial statements of ENSERCH and DALEN after adjustments as described below.

     ENSERCH and EEX will account for the acquisition of DALEN as a purchase. All acquired assets, consisting principally of gas and oil properties, will be evaluated following the acquisition for purposes of assigning the excess of the purchase price over DALEN's book value. It is anticipated that essentially all of the valuation adjustment will be assigned to gas and oil properties, and the pro forma financial statements of the combined entities have been prepared on that basis.

     EEX will initially fund the purchase through borrowings of $340 million under existing bank lines. EEX intends to issue common stock in a public offering later this year with proceeds used to repay all or a portion of the EEX bank line financing used to make the acquisition. The common stock issue is expected to increase the public ownership in EEX from less than 1% to approximately 20%. A $150 million bridge loan will be used to refinance DALEN's $115 million bank debt and reduce advances from ENSERCH. The bridge loan is expected to be paid later in the year with the proceeds of a $150 million long-term financing. For purposes of presenting pro forma financial statements of the combined entities, DALEN's interest income and interest expense have been eliminated and interest expense, based on the initial funding through EEX bank lines and the bridge loan, has been added. The current interest rate on such debt of approximately 6.5% has been assumed.

     DALEN follows the successful efforts method of accounting for gas and oil properties, whereby exploratory costs, excluding the costs of successful exploratory wells, are charged to expense as incurred. Costs applicable to productive wells and development dry holes are capitalized and amortized on the units-of-production method based on estimated proved reserve quantities. ENSERCH and EEX follow the full-cost method of accounting for gas and oil properties, whereby all exploratory costs, including costs of both successful and unsuccessful exploratory wells, are capitalized and amortized on the units-of-production method based on estimated proved reserve quantities. For purposes of presenting pro forma financial statements of the combined entities, DALEN's statements of operations have been converted to the full-cost method of accounting.

     In the third quarter of 1994, DALEN sold certain gas and oil properties. The properties, which had a net book value of $131.7 million, were sold to unrelated third parties for $134.0 million in cash, resulting in a pre-tax gain of $2.3 million, which is included in other income in DALEN's historical consolidated statement of operations. For purposes of the pro forma statement of income of the combined entities, the gain on the sale, as well as revenues and expenses attributable to the sold properties during the periods presented, have been eliminated.

                       ENSERCH CORPORATION AND SUBSIDIARY COMPANIES
                      CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
                    TO REFLECT THE PURCHASE OF DALEN CORPORATION AS OF
                                      March 31, 1995
                                      (in thousands)


                                           ENSERCH        DALEN
                                         Corporation   Corporation  Adjustments(a) Proforma
                                         ------------  -----------  -----------    --------
ASSETS
Current Assets
  Cash and equivalents                   $    3,446    $   5,653     $           $    9,099
  Accounts receivable                       155,944       33,381                    189,325
  Gas stored underground                     85,475                                  85,475
  Advances and prepayments for gas           22,433                                  22,433
  Gas-purchase settlements recoverable
   from customers                            15,349                                  15,349
  Other                                      71,774        4,313                     76,087
                                         ----------    ---------     ---------   ----------
   Total current assets                     354,421       43,347                    397,768
                                         ----------    ---------     ---------   ----------
Investments                                  55,119                                  55,119
                                         ----------    ---------     ---------   ----------
Net Property, Plant and Equipment
  (full-cost method for gas and
   oil properties)                        2,282,913      427,283        15,003    2,725,199
                                         ----------    ---------      --------   ----------
Other Assets                                 44,586          540                     45,126
                                         ----------    ---------      --------   ----------
          Total                          $2,737,039    $ 471,170      $ 15,003   $3,223,212
                                         ==========    =========      ========   ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Commercial paper                       $  112,600    $              $(35,000)  $   77,600
  Current maturities of senior               10,600                                  10,600
    long-term debt
  Accounts payable and other                309,564       22,209                    331,773
    accrued liabilities
  Accrued interest                           12,439                                  12,439
  Other                                      39,636                                  39,636
                                         ----------    ---------      --------   ----------
   Total current liabilities                484,839       22,209       (35,000)     472,048
                                         ----------    ---------      --------   ----------
Senior Long-term Debt                       714,376      115,000       375,000    1,204,376
                                         ----------    ---------      --------   ----------
Convertible Subordinated Debentures          90,750                                  90,750
                                         ----------    ---------      --------   ----------
Deferred Income Taxes                       299,922       73,845       (73,845)     299,922
                                         ----------    ---------      --------   ----------
Other Liabilities                           221,580        8,964                    230,544
                                         ----------    ---------      --------   ----------
Shareholders' Equity
  Adjustable rate preferred stock           175,000                                 175,000
  Common shareholders' equity               750,572      251,152      (251,152)     750,572
                                         ----------    ---------      --------   ----------
        Shareholders' equity                925,572      251,152      (251,152)     925,572
                                         ----------    ---------      --------   ----------
          Total                          $2,737,039    $ 471,170      $ 15,003   $3,223,212
                                         ==========    =========      ========   ==========

                                   ENSERCH CORPORATION AND SUBSIDIARY COMPANIES
                               CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                               TO REFLECT THE PURCHASE OF DALEN CORPORATION FOR THE
                                           Year Ended December 31, 1994
                                                  (In thousands)


                                                 ENSERCH          DALEN      Property                      December 31
                                               Corporation     Corporation   Divested         Pro Forma       1994
                                               As Reported     As Reported   in 1994 (d)     Adjustments    Pro Forma
                                               -----------     -----------   --------        -----------   -----------
Revenues
 Natural gas transmission and distribution     $1,689,024                                                  $1,689,024
 Natural gas and oil exploration
  and production                                  179,140       $168,988     $ (25,592)       $               322,536
 Natural gas liquids processing                    87,446                                                      87,446
 Power                                             45,499                                                      45,499
 Less intercompany revenues                      (143,678)                                                   (143,678)
                                               ----------       --------     ---------        --------     ----------
                                                1,857,431        168,988       (25,592)                     2,000,827
                                               ----------       --------     ---------        --------     ----------
Cost and Expenses
 Gas purchase                                   1,208,147                                                   1,208,147
 Operating expenses                               435,102         86,476       (12,193)        (24,864)(c)    484,521
 Depreciation and amortization                    126,733        101,151       (14,826)         (9,511)(c)    203,547
                                               ----------       --------     ---------        --------     ----------
   Total                                        1,769,982        187,627       (27,019)        (34,375)     1,896,215
                                               ----------       --------     ---------        --------     ----------
Operating Income (Loss)                            87,449        (18,639)        1,427          34,375        104,612
Other Income (Expense) - Net                       (6,506)         6,501        (2,280)         (3,656)(b)     (5,941)
Interest Expense                                  (68,242)        (6,002)                      (23,573)(b)    (97,817)
                                               ----------       --------     ---------        --------     ----------
Income (Loss) Before Income Taxes                  12,701        (18,140)         (853)          7,146            854
Income Tax Expense (Benefit)                      (68,974)       (15,206)         (298)          2,501(e)     (81,977)
                                               ----------       --------     ---------        --------     ----------
Income (Loss) from Continuing Operations           81,675         (2,934)         (555)          4,645         82,831
Income from Discontinued Operations                20,642                                                      20,642
                                               ----------       --------     ---------       ---------     ----------
Net Income (Loss)                                 102,317         (2,934)         (555)          4,645        103,473
Provision for Dividends on Preferred Stock         11,619                                                      11,619
                                               ----------       --------     ---------       ---------     ----------
Earnings (Loss) Applicable to Common Stock     $   90,698       $ (2,934)    $    (555)     $   4,645      $   91,854
                                               ==========       ========     =========       =========     ==========
Earnings per Share:
 Income from Continuing Operations
  after provision for dividends on
   preferred stock                             $     1.05                                                  $     1.07
Average Common and Dilutive Common             ==========                                                  ==========
 Equivalent Shares Outstanding                     66,845                                                      66,845
                                               ==========                                                  ==========


                                   ENSERCH CORPORATION AND SUBSIDIARY COMPANIES
                               CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                               TO REFLECT THE PURCHASE OF DALEN CORPORATION FOR THE
                                         Three Months Ended March 31, 1995

                                                ENSERCH           DALEN                      March 31
                                              Corporation     Corporation       Pro Forma      1995
                                              As Reported     As Reported      Adjustments   Pro Forma
                                              -----------     -----------     -----------    ---------
Revenues
 Natural gas transmission and distribution       $504,805       $               $             $504,805
 Natural gas and oil exploration
  and production                                   41,661        28,867                         70,528
 Natural gas liquids processing                    21,679                                       21,679
 Power                                              8,591                                        8,591
 Less intercompany revenues                       (28,835)                                     (28,835)
                                                 --------       -------         -------       --------
                                                  547,901        28,867                        576,768
                                                 --------       -------         -------       --------
Costs and Expenses
 Gas purchase                                     336,946                                      336,946
 Operating costs and expenses                     113,255        15,511          (2,695)(c)    126,071
 Depreciation and amortization                     31,158        19,603          (2,195)(c)      48,566
                                                 --------       -------         -------       --------
   Total                                          481,359        35,114          (4,890)       511,583
                                                 --------       -------         -------       --------
Operating Income (Loss)                            66,542        (6,247)          4,890         65,185
Other Income (Expense) - Net                       (1,003)          299            (155)(b)       (859)
Interest Expense                                  (17,315)       (2,119)         (5,275)(b)    (24,709)
                                                 --------       -------         -------       --------
Income Before Income Taxes                         48,224        (8,067)           (540)        39,617
Income Tax Expense (Benefit)                       17,838        (4,411)           (189)(e)     13,238
                                                 --------       -------         -------       --------
Income from Continuing Operations                  30,386        (3,656)           (351)        26,379
Provision for Dividends on Preferred Stock          3,036                                        3,036
                                                 --------       -------         -------       --------
Earnings Applicable to Common Stock               $27,350       $(3,656)        $  (351)       $23,343
                                                 ========       =======         =======       ========
Earnings per Share                                  $0.41                                        $0.35
                                                 ========                                     ========
Average Common and Dilutive Common
 Equivalent Shares Outstanding                     66,936                                       66,936
                                                 ========                                     ========

NOTES TO CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Adjustments to the combined historical financial statements of ENSERCH and DALEN consist of the following:

(a) Adjust the DALEN balance sheet to include in gas and oil properties the purchase price in excess of book value, eliminate shareholders' equity and include the borrowings to finance the transaction.

                 Borrowing under bank line    $ 340,000
                 Bridge loan                    150,000
                 Repay DALEN bank debt         (115,000)
                                              ---------
                                                375,000
                 Required for acquisition      (340,000)
                                              ---------
                 Excess used to reduce
                    commercial paper          $  35,000
                                              =========


    The acquisition will be recorded based on the balance sheet as of the closing date. It is anticipated that essentially all of the valuation adjustment will be assigned to gas and oil properties, and the pro forma financial statements have been prepared on that basis.

(b) Adjust interest income and interest expense to reflect EEX's financing of purchase cost and refinancing of debt assumed in purchase transaction.

(c) Adjust the DALEN statements of operations from the successful efforts to the full-cost method of accounting for gas and oil properties by eliminating DALEN's exploration costs from Operating Expenses and adjusting depreciation and amortization as follows:

                                                 Twelve Months Three Months
                                                    Ended          Ended
                                                   12/31/94       3/31/95
                Eliminate successful effort
                 depreciation and
                 amortization                      $(86,325)      $(19,603)
                Add full-cost amortization           76,814         17,408
                                                   --------       --------
                     Net                           $ (9,511)      $ (2,195)
                                                   ========       ========

(d) Eliminate revenues, expenses and a gain of $2.3 million in other income, attributable to properties sold by DALEN in the third quarter of 1994.

(e) Provide income taxes on pro forma adjustments to income before income taxes at the applicable statutory federal rate of 35%.